                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) July 2, 1999





                        U.S. RESTAURANT PROPERTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    MARYLAND                1-13089                        75-2687420
(STATE OF OTHER         (COMMISSION FILE               (I.R.S. EMPLOYER
 JURISDICTION OF              NUMBER)                  IDENTIFICATION NO.)
INCORPORATION OR
 ORGANIZATION)


                              5310 Harvest Hill Rd.
                                Suite 270, LB 168
                               Dallas, Texas 75230
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                  972-387-1487
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS

On January 22, 1999, U.S. Restaurant Properties, Inc. (the "Registrant") acquired 20 restaurant properties located in Georgia, Illinois, Massachusetts, Oklahoma, North Carolina, Tennessee, Texas and Virginia. The acquisition was done pursuant to one purchase and sale agreement. The purchase price equaled $26,750,000 in cash and other capitalized costs of approximately $484,000. The selling entity was Spaghetti Warehouse, Inc., a Texas corporation, SWEATAC, Inc., a Delaware corporation and Spaghetti Warehouse of Texas, L.P., a Delaware limited partnership. The acquisition was funded by the Registrant's lines of credit.

On various dates from January 26, 1999 through May 7, 1999, the Registrant acquired four restaurant properties located in North Carolina and South Carolina. The acquisition was done pursuant to four purchase and sale agreements. The purchase price equaled $1,755,000 in cash and other capitalized costs of approximately $22,000. The selling entities were Howard Baetjer Family Investment Limited Partnership, a Maryland limited partnership, Wade Moore Construction Company, Inc., a North Carolina corporation and W. Borden James and Diane C. James, both individuals. The acquisitions were funded by the Registrant's lines of credit

On January 28, 1999, the Registrant acquired two restaurant properties located in Michigan. The acquisition was done pursuant to one purchase and sale agreement. The purchase price equaled $1,335,000 in cash and other capitalized costs of approximately $13,000. The selling entity was 542 Hobart Company, a California general partnership. The acquisition was funded by the Registrant's lines of credit.

On various dates from March 10, 1999 through March 16, 1999, the Registrant acquired 10 dealer gas station properties located in Hawaii. The acquisition was done pursuant to one purchase and sale agreement. The purchase price for the 10 dealer properties equaled $3,067,000 in cash and other capitalized costs of approximately $9,000. The selling entity was Equilon Enterprises LLC, a Delaware limited liability company. The acquisition was funded by the Registrant's lines of credit.

On April 6, 1999, the Registrant acquired one restaurant property located in Illinois. The acquisition was done pursuant to one purchase and sale agreement. The purchase price equaled $850,000 in cash and other capitalized costs of approximately $11,000. The selling entity was American National Bank and Trust Company of Chicago, as Trustee (u/t/a No. 117499-00 dated 9/30/93) and Rayburt Systems, Inc., an Illinois corporation as Beneficiary. The acquisition was funded by the Registrant's lines of credit.

On April 21, 1999, the Registrant acquired two restaurant properties located in Texas. The acquisition was done pursuant to one purchase and sale agreement. The purchase price equaled $1,995,000 in cash and other capitalized costs of approximately $43,000. The selling entity was Mike Stehling, an individual. The acquisition was funded by Registrant's lines of credit.

On May 6, 1999, the Registrant acquired one gas station property located in California. The acquisition was done pursuant to one purchase and sale agreement. The purchase price equaled $1,325,000 in cash and other capitalized costs of approximately $52,000. The selling entity was Southfield Services Corporation d/b/a Southfield Mobil Nili Dadashi and Hamid Dadashi, both individuals. This property is being leased to Rowley Petroleum Lakewood, LLC.
The audited balance sheet of Rowley Petroleum - Lakewood, LLC is included herein. The acquisition was funded by the Registrant's lines of credit.

On various dates from January 1, 1999 through June 30, 1999, the Registrant entered into 11 transactions for properties located in Arizona, California, Georgia, Michigan, New Hampshire, South Carolina and Texas. Three properties were constructed by the Registrant, two properties represent exercised purchase options on ground leases, one transaction was for land adjacent to property already owned and one property represented the acquisition of improvements on land already owned. In each instance the transaction did not increase the Registrant's property count. The remaining four properties were raw land acquisitions. These 11 properties were constructed or purchased for an aggregate cash purchase price of approximately $6,869,000. These properties represent newly developed properties and properties yet to be developed, which do not have any historical operations. These properties are not considered to be an acquisition of a business and consequently no financial information is presented herein on these properties. The cash portion of these acquisitions were funded by the Registrant's lines of credit.

In addition, to the above acquisitions, 20 other properties (the "Other Properties") were acquired during the period January 1, 1999 through June 30, 1999. These properties consist of 18 gas station and two restaurant properties located in Hawaii, Oklahoma and Texas. The properties were purchased from Equilon Enterprises LLC, a Delaware limited liability company, Kettle
Restaurants, Inc., a Texas corporation and Wesley C. Austin, an individual. These properties were purchased for an aggregate purchase price of approximately $30,122,000 with $15,000,000 financed as a note payable to one of the sellers. The cash portion of these properties were funded by the Registrant's lines of credit.

The purchase prices, which were negotiated with the Sellers, were determined through internal analysis by the Registrant of historical cash flows and/or fair market values of the acquired Properties.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         a)(3)

         Combined Statement of Revenues and Certain Expenses of Selected
           Properties Sold to U.S. Restaurant Properties, Inc. (Equilon Dealer Acquisition) for the year ended December 31, 1998.

         Statement of Revenues and Certain Expenses of the Property Sold to
           U.S. Restaurant Properties, Inc. by American National Bank and Trust Company of Chicago, as Trustee and Rayburt Systems, Inc. as Beneficiary for the year ended December 31, 1998.

         Combined Statement of Revenues and Certain Expenses of Selected
           Properties Sold to U.S. Restaurant Properties, Inc. (Cabana Acquisition) for the year ended December 31, 1998.

         Balance  Sheet  of  Rowley  Petroleum  -  Lakewood,  LLC as of
           February 1, 1999.

         Financial information related to the acquisition of 20 restaurant properties by U.S. Restaurant Properties, Inc. from Spaghetti Warehouse, Inc. and wholly-owned subsidiaries SWEATAC, Inc.
           and Spaghetti Warehouse of Texas, L.P.

         Financial information related to the acquisition of four restaurant properties by U. S. Restaurant Properties, Inc. The tenant on these restaurant properties is AFC Enterprises, Inc.

         Financial information related to the acquisition of two restaurant properties by U.S. Restaurant Properties, Inc. The tenant on these properties is Sybra, Inc. a wholly-owned subsidiary of I.C.H. Corporation.



         b)  Pro forma Financial Information

         c)  Exhibits

             23 (a) Consent of Deloitte & Touche LLP

                          INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties, Inc.


We have audited the accompanying combined statement of revenues and certain expenses of Selected Properties Sold to U.S. Restaurant Properties, Inc.
(Equilon Dealer Acquisition) for the year ended December 31, 1998. This financial statement is the responsibility of the management of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties, Inc. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties, Inc. are excluded and the statement is not intended to be a complete presentation of the combined revenues and expenses of these properties.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the combined revenues and certain expenses, as defined above, of Selected Properties Sold to U.S. Restaurant Properties, Inc. (Equilon Dealer Acquisition) for the year ended December 31, 1998, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
July 1, 1999


 Selected Properties Sold To U.S. Restaurant Properties, Inc. (Equilon Dealer Acquisition)
               Combined Statement of Revenues and Certain Expenses
                          Year Ended December 31, 1998





                     Rental Income
                              Minimum rent                      $     1,118,163

                     Direct Expenses
                              Ground rent                               828,702
                              Property taxes                             72,342
                              CAM Expense                                12,240
                                                               -----------------
                     Total Direct Expenses                              913,284
                                                               -----------------
                     Net Rental Income                          $       204,879
                                                               =================


          See Accompanying Notes to the Combined Statement of Revenues and Certain Expenses.

NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES RELATING TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC. (EQUILON DEALER ACQUISITION)

1.   Summary of Significant Accounting Policies

     Nature of Operations
     The  accompanying  combined  statement  of revenues  and  certain  expenses includes 10 properties acquired by U.S. Restaurant Properties, Inc. ("USRP") from Equilon Enterprises LLC, a Delaware limited liability company (the "Company"). The statement does not include any revenues or expenses related to any other properties owned or managed by the Company. The properties acquired are operated as gas stations. In accordance with the Securities and Exchange Commission Rule 3-14, the combined statement of revenues and certain expenses does not include expenses not comparable to the proposed future operations of the properties such as depreciation, interest, or any other costs that are not directly associated with the properties and accordingly, it is not intended to be a complete presentation of combined revenues and expenses of the properties. The Company was self insured for these properties and for a large number of their other properties. Accordingly, the cost, if any, would not be comparable to future operations of the property and has been excluded.

2.   Use of Estimates
     The preparation of this combined statement of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of combined revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income
     Rental income represents amounts earned under non-cancelable lease agreements with remaining terms ranging from approximately one to two years. Under the terms of the leases, the tenant is responsible for all maintenance to the property. Several leases expired in 1998 and early 1999. All leases were renegotiated with the station operators in conjunction with the property sale discussed in Note 5. Following is a schedule of minimum rental income on the non-cancelable leases as of December 31, 1998:


            1999                            $        290,479
            2000                                     109,940
                                          -------------------
                                            $        400,419
                                          ===================

4.   Rental Expense
     The Company is party to several non-cancelable ground leases with remaining terms ranging from approximately one to four years. Under the terms of two of the leases, additional rents are due based on the volume of gas sales. For the year ended December 31, 1998, additional rent of $90,081 was paid and is included in rent expense in the accompanying statement. Following is a schedule of minimum rental expense on the non-cancelable leases as of December 31, 1998:



            1999                            $        700,996
            2000                                     592,455
            2001                                     482,487
            2002                                     379,646
                                           -------------------
                                            $      2,155,584
                                           ===================

5.   Subsequent Events
     On March 10, 1999 through March 16, 1999, the Company sold these 10 gas station properties to USRP for $3,067,000. As part of this acquisition, USRP assumed the ground leases and leased the properties to a third party under a master lease agreement.

                          INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties, Inc.


We have audited the accompanying statement of revenues and certain expenses of the Property Sold to U.S. Restaurant Properties, Inc. by American National Bank and Trust Company of Chicago, as Trustee and Rayburt Systems, Inc. as Beneficiary, for the year ended December 31, 1998. This financial statement is the responsibility of the management of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties, Inc. Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property sold to U.S. Restaurant Properties, Inc. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of this property.

In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Property Sold to U.S. Restaurant Properties, Inc. by American National Bank and Trust Company of Chicago, as Trustee and Rayburt Systems, Inc. as Beneficiary for the year ended December 31, 1998, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
June 21, 1999


     Property Sold To U.S. Restaurant Properties, Inc. by American National
 Bank and Trust Company of Chicago, as Trustee and Rayburt Systems, Inc. as Beneficiary
                   Statement of Revenues and Certain Expenses
                          Year Ended December 31, 1998





                  Rental Income
                           Minimum rent                 $        90,000
                           Percentage rent                        2,426
                           Cost reimbursement                    22,025
                                                       -----------------
                  Total Rental Income                           114,451

                  Direct Expenses - property taxes               22,025
                                                       -----------------
                  Net Rental Income                     $        92,426
                                                       =================


    See Accompanying Notes to the Statement of Revenues and Certain Expenses.

NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES RELATING TO THE PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES, INC. BY AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE AND RAYBURT SYSTEMS, INC. AS BENEFICIARY

1.   Summary of Significant Accounting Policies

     Nature of Operations
     The accompanying statement of revenues and certain expenses includes one property acquired by U.S. Restaurant Properties, Inc. from American National Bank and Trust Company of Chicago, as Trustee (u/t/a No. 117499-00 dated 9/30/93) and Rayburt Systems, Inc., an Illinois corporation, as Beneficiary collectively (the "Trust"). The statement does not include any revenues or expenses related to any other properties owned or managed by the Trust. The property acquired is operated as a Burger King restaurant. In accordance with the Securities and Exchange Commission Rule 3-14, the statement of revenues and certain expenses does not include expenses not comparable to the proposed future operations of the property, such as depreciation, interest, or any other costs that are not directly associated with the property and accordingly, it is not intended to be a complete presentation of revenues and expenses of the property.

2.   Use of Estimates
     The preparation of this statement of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income
     The lease on this property is "triple net" lease which requires the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property. Cost reimbursement revenue includes costs reimbursed by the tenant for property taxes. Certain information regarding the property lease is set forth in the table below.

                      MINIMUM
                      ANNUAL                                     PERCENTAGE                       TERMINATION
   LOCATION           RENTAL                                     RENTAL                           DATE
   ---------------------------------------------------------------------------------------------------------------------------
   Chicago, IL         $  90,000 Per year through 3/8/2014        6.5% of annual sales less        March 2014 or termination
                                                                  minimum rent                     of the Burger King
                                                                                                   Franchise Agreement.


   The following is a schedule of minimum rental income on the non-cancelable lease as of December 31, 1998:

                1999                          $        90,000
                2000                                   90,000
                2001                                   90,000
                2002                                   90,000
                2003                                   90,000
                Thereafter                            915,000
                                             -----------------
                                              $     1,365,000
                                             =================

                          INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties, Inc.


We have audited the accompanying combined statement of revenues and certain expenses of Selected Properties Sold to U.S. Restaurant Properties, Inc. (Cabana Acquisition) for the year ended December 31, 1998. This financial statement is the responsibility of the management of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties, Inc. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties, Inc. are excluded and the statement is not intended to be a complete presentation of the combined revenues and expenses of these properties.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the combined revenues and certain expenses, as defined above, of Selected Properties Sold to U.S. Restaurant Properties, Inc. (Cabana Acquisition) for the year ended December 31, 1998, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP




Dallas, Texas
June 18, 1999


 Selected Properties Sold To U.S. Restaurant Properties, Inc. (Cabana Acquisition)
               Combined Statement of Revenues and Certain Expenses
                          Year Ended December 31, 1998





                 Rental Income
                         Minimum rent                       $        246,641
                         Percentage and additional rent                4,582
                         Cost reimbursement                           30,681
                                                           ------------------
                 Total Rental Income                                 281,904

                 Direct Expenses - property taxes                     30,681
                                                           ------------------
                 Net Rental Income                          $        251,223
                                                           ==================


          See Accompanying Notes to the Combined Statement of Revenues and Certain Expenses.

NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES RELATING TO THE
SELECTED   PROPERTIES  SOLD  TO  U.S.   RESTAURANT   PROPERTIES,   INC.  (CABANA
ACQUISITION)

1.   Summary of Significant Accounting Policies

     Nature of Operations
     The accompanying combined statement of revenues and certain expenses includes two properties acquired by U.S. Restaurant Properties, Inc. from Mike Stehling, an individual ("Stehling"). The statement does not include any revenues or expenses related to any other properties owned or managed by Stehling. The properties acquired are operated as Taco Cabana restaurants. In accordance with the Securities and Exchange Commission Rule 3-14, the combined statement of revenues and certain expenses does not include expenses not comparable to the proposed future operations of the properties such as depreciation, interest, or any other costs that are not directly associated with the properties and accordingly, it is not intended to be a complete presentation of combined revenues and expenses of the properties.

2.   Use of Estimates
     The preparation of this combined statement of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of combined revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income
     The leases on these properties are "triple net" leases which require the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the properties. Cost reimbursement revenue includes costs reimbursed by the tenant for property taxes. In addition, the lessee and Stehling have entered into four other leases on properties not acquired by USRP. The leases on these other four properties and the Austin, Texas lease acquired by USRP are collectively referred to as (the "Sub-Lease Group"). Stehling is guaranteed to receive a minimum total annual aggregate rent of $500,000 from the Sub-Lease Group. For the year ended December 31, 1998, Stehling recognized $4,116 in addition to minimum and percentage rent under the guaranteed Sub-Lease Group for the Austin, Texas lease location. Certain information regarding each of the property leases is set forth in the table below.


                      MINIMUM
                      ANNUAL                                                      PERCENTAGE              TERMINATION
   LOCATION           RENTAL                                                      RENTAL                  DATE
   ---------------------------------------------------------------------------------------------------------------------------
   Austin, TX         $  98,728  Per year through 5/28/2001 with increase every    6.0% of sales (in       May 2007 with one
                                 three years equal to the lessor of 1.09 times     excess of minimum       five-year renewal
                                 the rent of the prior period or the percentage    rent on a monthly       option.
                                 increase in the Consumer Price Index as           basis)
                                 indicated in the lease.

   San Antonio, TX      150,447  Per year through 7/1/2000 with increases every    6.0% of sales (in      June 2009 with two
                                 three years equal to the lessor of 1.09 times     excess of minimum      five-year renewal
                                 the rent of the prior period or the percentage    rent on a monthly      options.
                                 increase in the Consumer Price Index as           basis)
                                 indicated in the lease.


   The following is a schedule of minimum rental income on the non-cancelable leases as of December 31, 1998(minimum rent in 1998 was $246,641):

          1999                            $        249,175
          2000                                     249,175
          2001                                     249,175
          2002                                     249,175
          2003                                     249,175
          Thereafter                             1,164,781
                                         ------------------
                                          $      2,410,656
                                         ==================

                          INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties, Inc.


We have audited the accompanying balance sheet of Rowley Petroleum - Lakewood, LLC as of February 1, 1999. This balance sheet is the responsibility of the management of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Rowley Petroleum - Lakewood, LLC at February 1, 1999, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
June 30, 1999

                        Rowley Petroleum - Lakewood, LLC
                                  Balance Sheet
                                February 1, 1999




                MEMBERS' EQUITY

                Members equity                                 $        500
                Stock subscription receivable                          (500)
                                                              ---------------
                                      Total Members Equity     $          0
                                                              ===============


  See Accompanying Notes to the Balance Sheet.

                        Rowley Petroleum - Lakewood, LLC
                             Notes to Balance Sheet
                                February 1, 1999


1.   Organization

     Rowley Petroleum - Lakewood, LLC (the "Company") is a newly-organized California limited liability company. The Company is owned 20% by Rowley Petroleum, Inc. ("RP"), 40% by Summit Petroleum, Inc. ("SP"), 20% by Steve
     J. Weaver ("SW"), 10% by Craig Morrison ("CM") and 10% by Richard Atherton ("RA"). The Company, under its operating agreement, has a limited life that expires December 31, 2030, unless sooner terminated under the provisions of the Company's operating agreement or as provided by law.

2.   Business

     The Company's general business purpose is to construct, operate, and/or acquire existing gas station and convenience store operations which can include car wash facilities, as well as owning, purchasing and selling of real property. The Company is currently being managed by RP.

3.   Summary of Significant Accounting Policies

     Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the amounts reported in the financial statements and notes. Consequently, actual results could differ from the reported amounts.

     Manager Fees
     The manager of the Company, currently RP, is entitled to compensation for services rendered in the amount of $1,000 per month with annual increases of 8% per year.

4.   Members Equity

     Under the Company's member operating agreement each member contributed an initial contribution of $100, which was funded subsequent to February 1, 1999. No additional contributions are required by the members, however additional optional contributions may be made to fund cash needs. As of May 31, 1999, the members have made additional contributions of approximately $98,000 for working capital purposes.

     Profits and losses, as defined, are allocable to the members in accordance with their economic interest.

5.   Subsequent Events

     On May 6, 1999, the Company entered into a 20 year lease agreement with a subsidiary of U.S. Restaurant Properties, Inc. on a gas station property located in Bellflower, California. This lease agreement requires the Company to pay annual base rent of $93,844 per year. The annual base rent increases on the first day of lease year six, and thereafter, on each fifth anniversary throughout the term of the lease (including renewal periods) by an amount equal to 15% of the base rent for the immediately preceding year. In addition, the Company is required to pay additional fixed base rent of $66,234 per year through the first 15 years of the lease. At the end of the initial 20 year term the Company has the option to renew the lease for three additional terms of 10 years each.

     On May 6, 1999, the Company signed a note payable in the amount of $150,000 with the seller of the Bellflower, California property to be used in the event the Company is unable to obtain financing for franchise conversion costs.

Financial information related to the acquisition of 20 restaurant properties by U.S. Restaurant Properties, Inc. from Spaghetti Warehouse, Inc. a Texas corporation and subsidiaries SWEATAC, Inc., a Delaware corporation, and Spaghetti Warehouse of Texas, L.P. a Delaware limited partnership collectively ("SWH").

SWH was up to the date of acquisition of the 20 restaurant properties by USRP a public registrant with the Securities and Exchange Commission. As reported in the Form 10-K and Form 10-Q of SWH, net income totaled $1,192,665 for the year ended June 28, 1998 and unaudited net income totaled $104,406 for the 14 week period ended October 4, 1998. SWH reported total assets of $57,738,616 and stockholders' equity of $47,195,043 as of June 28, 1998 and unaudited total assets of $58,340,651 and stockholders' equity of $47,345,058 as of October 4, 1998. Persons interested in receiving copies of SWH's publicly issued financial statements for the year ended June 28, 1998 and for the 14 week period ended October 4, 1998 can do so by contacting Spaghetti Warehouse, Inc., 402 West I 30, Garland, Texas 75043 or by accessing the Securities and Exchange
Commission's    EDGAR   archives    through   their   web   site   located   at:
http://www.sec.gov

Financial information related to the acquisition of four restaurant properties by U. S. Restaurant Properties, Inc. from various sellers. The tenant on these restaurant properties is AFC Enterprises, Inc. ("AFC").

AFC is a public registrant with the Securities and Exchange Commission. As reported in the Form 10-K and Form 10-Q of AFC, net loss totaled $(8,646,000) for the year ended December 27, 1998 and unaudited net loss totaled $(592,000) for the 12 weeks ended March 21, 1999. AFC reported total assets of $556,465,000 and stockholders' equity of $87,917,000 as of December 27, 1998 and unaudited total assets of $551,855,000 and stockholders' equity of $87,493,000 as of March 21, 1999. Persons interested in receiving copies of AFC's publicly issued financial statements for the year ended December 27, 1998 and for the 12 week period ended March 21, 1999 can do so by contacting AFC Enterprises, Inc., Six Concourse Parkway, Suite 1700, Atlanta, GA 30328 or by accessing the Securities and Exchange Commission's EDGAR archives through their web site located at: http://www.sec.gov

Financial information related to the acquisition of two restaurant properties by
U. S. Restaurant Properties, Inc. from 542 Hobart Company, a California general partnership. The tenant on these properties is Sybra, Inc. a wholly-owned subsidiary of I.C.H. Corporation ("ICH").

ICH is a public registrant with the Securities and Exchange Commission. As reported in the Form 10-K and Form 10-Q of ICH, net income totaled $3,304,000 for the year ended December 31, 1998 and unaudited net income totaled $707,000 for the three months ended March 31, 1999. ICH reported total assets of $113,466,000 and stockholders' equity of $15,026,000 as of December 31, 1998 and unaudited total assets of $113,348,000 and stockholders' equity of $15,733,000 as of March 31, 1999. Persons interested in receiving copies of ICH's publicly issued financial statements for the year ended December 31, 1998 and for the three months ended March 31, 1999 can do so by contacting PO Box 2699, Suite 400, Dallas, TX 75221 or by accessing the Securities and Exchange Commission's EDGAR archives through their web site located at: http://www.sec.gov

PRO FORMA FINANCIAL INFORMATION

     The following March 31, 1999 unaudited Pro Forma Condensed Consolidated Balance Sheet of U.S. Restaurant Properties, Inc. (the "Company") consists of the Company's March 31, 1999 historical balance sheet adjusted on a pro forma basis to reflect as of March 31, 1999: (a) the acquisition of eight operating properties for $6,075,000 between April 1, 1999 and June 30, 1999; (b) the acquisition of eight newly constructed and undeveloped properties for $3,638,000 between April 1, 1999 and June 30, 1999; (c) the sale of four properties for net proceeds of $1,336,000 between April 1, 1999 and June 30, 1999; and (d) the additional borrowings required to purchase the properties acquired. The transactions relating to all property acquisitions between January 1, 1999 and March 31, 1999 are reflected in the Company's historical March 31, 1999 balance sheet. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at March 31, 1999 had all of these transactions occurred as of such date and it does not purport to represent the future financial position of the Company.

     The unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1998 is presented as if the following had occurred as of January 1, 1998: (a) the acquisition of 286 properties for $214,909,000 including the market value of 24,768 shares of the Company's Common Stock and 14,254 OP units issued in connection with acquisitions and the sale of 12 properties for $8,174,000 on various dates between January 1, 1998 and December 31, 1998; (b) the acquisition of 63 properties including newly constructed and undeveloped properties for $74,702,000 between January 1, 1999 and June 30, 1999; (c) the sale of 16 properties for net proceeds of $7,270,000 between January 1, 1999 and June 30, 1999; (d) the issuance of $111,000,000 of 7.15%
fixed rate debt; (e) the issuance of $47,500,000 of 8.22% fixed rate debt; (f) the issuance of 1,359,063 shares in five separate transactions to individual investors with net proceeds of $32,407,000; and (g) the additional borrowings required to purchase the properties. Proceeds from the property sales and stock issuances were used to finance the property acquisitions. The unaudited Pro Forma Condensed Consolidated Statement of Income is not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions described above had been completed as of January 1, 1998, nor do they purport to represent the results of operations for future periods.

     The unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 1999 is presented as if the following had occurred as of January 1, 1999: (a) the acquisition of 63 properties including newly constructed and undeveloped properties for $74,702,000 between January 1, 1999 and June 30, 1999; (b) the sale of 16 properties for net proceeds of $7,270,000 between January 1, 1999 and June 30, 1999; and (c) the additional borrowings required to purchase the properties. The unaudited Pro Forma Condensed Consolidated Statement of Income is not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions described above had been completed as of January 1, 1999, nor do they purport to represent the results of operations for future periods.

     Base rents are recorded in the attached pro forma statements of income on a straight-line basis based upon what they would be from the date of acquisition to the termination of the lease which may differ from historical straight-line rents due to the different lease periods. Percentage rents are excluded from the following pro forma financial statements since the required information for all properties and for all periods is not available.

                        U.S. RESTAURANT PROPERTIES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 March 31, 1999
                                   (Unaudited)
                             (Dollars In thousands)


                                                           Operating              Newly
                                           Historical       Property           Constructed
                                             3/31/99       Acquisitions (a)    Acquisitions (b)     Sales  (c)       Pro Forma
                                         ---------------  ------------------  ------------------   ------------   ----------------
  Property, net
    Land                                  $   195,657      $        2,466      $        163         $    (407)     $    197,879
    Building and leasehold improvements       389,376               3,609             1,018              (768)          393,235
    Machinery and equipment                    11,624                                                                    11,624
    Less: Accumulated depreciation            (32,795)                                                     33           (32,762)

  Construction in progress                     19,943                                 1,760                              21,703
  Cash and cash equivalents                       206                                                                       206
  Cash restricted                                 700                                                                       700
  Rent and other receivables, net              10,098                                                      (5)           10,093
  Prepaid expenses and purchase
    deposits                                    2,184                (111)              (20)                              2,053
  Investments                                   3,809                                                                     3,809
  Notes receivable                             18,233                                                                    18,233
  Mortgage loan receivable                     23,949                                                                    23,949
  Net investment in direct financing
    leases                                      9,151                                                                     9,151
  Intangibles and other assets, net            10,515                                                                    10,515
                                         ---------------  ------------------  ------------------   ------------   ----------------
                                          $   662,650      $        5,964      $      2,921         $  (1,147)     $    670,388
                                         ===============  ==================  ==================   ============   ================

  Accounts payable and accrued
    liabilities                           $    11,456      $           --      $         17         $     (11)     $     11,462
  Accrued dividends and distributions           8,635                                                                     8,635
  Unearned contingent rent                      1,928                                                                     1,928
  Deferred gain on sale of property               556                                                                       556
  Lines of credit                             164,000               5,964             2,904            (1,136)          171,732
  Notes payable                               240,050                                                                   240,050
  Mortgage note payable                         1,056                                                                     1,056
  Capitalized lease obligations                    46                                                                        46
  Minority interest in operating
    partnership                                31,656                                                                    31,656
  Stockholders' Equity                        203,267                                                                   203,267
                                         ---------------  ------------------  ------------------   ------------   ----------------
                                          $   662,650      $       5,964       $      2,921         $  (1,147)     $    670,388
                                         ===============  ==================  ==================   ============   ================


     See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(a) Reflects pro forma adjustments for certain 1999 acquisitions completed during the period April 1, 1999 through June 30, 1999 which consist of the purchase of eight operating properties and the borrowings required to complete the purchase of these properties as follows:

                                                Number of
                                               Properties
                                           ---------------    ----------------
         AFC Enterprises, Inc. - Popeye's         3            $       1,351
         Stehling - Taco Cabana                   2                    2,038
         Rowley Petroleum - Chevron               1                    1,377
         Rayburt Trust - Burger King              1                      861
         Kettle restaurant                        1                      448
                                           ---------------    ----------------
                                                  8                    6,075
                                           ===============

     Less March 31, 1999 prepaid expenses and
          purchase deposits relating to acquisitions                    (111)
                                                              ----------------
     Increase in lines of credit                               $       5,964
                                                              ================

     Costs of the acquisitions are allocated as follows:

                 Land                                          $       2,466
                 Buildings and leasehold improvements                  3,609
                 Machinery and equipment                                  --
                                                              ----------------
                                                               $       6,075
                                                              ================


The respective purchase price for the properties has been allocated between land and buildings and leasehold improvements, on a preliminary basis. Final determination of the proper allocation between these accounts will be made prior to finalizing the financial statements for the year ended December 31, 1999. Management does not expect material adjustments to occur.

(b) Reflects pro forma adjustments for certain 1999 acquisitions completed for the period April 1, 1999 through June 30, 1999 which consist of the purchase of one newly constructed and five undeveloped properties, one transfer from construction in progress and one raw land purchase where the building was already owned by the Company and the borrowings required to complete the purchase of these properties as follows:

                                               Number of
                                              Properties
                                           ---------------     ---------------
                 Schlotzsky's                     1             $        321
                 Other                            7                    3,317
                                           ---------------     ---------------
                                                  8                    3,638
                                           ===============

         Less transfer from construction in progress                    (697)
         Less March 31, 1999 prepaid expenses and
            purchase deposits relating to acquisitions                   (20)
         Less tenant security deposit and escrow                         (17)
            received
                                                               ---------------
         Increase in lines of credit                            $      2,904
                                                               ===============

         Costs of the acquisitions are allocated as follows:

                Land                                            $        163
                Buildings and leasehold improvements                   1,018
                Construction in progress                               2,457
                                                               ---------------
                                                                $      3,638
                                                               ===============


The respective purchase price for the properties has been allocated between land and buildings and leasehold improvements, on a preliminary basis. Final determination of the proper allocation between these accounts will be made prior to finalizing the financial statements for the year ending December 31, 1999. Management does not expect material adjustments to occur.


(c) Reflects pro forma adjustments for 1999 sales of properties completed for the period April 1, 1999 through June 30, 1999 which consist of the sale of four operating properties and the reduction in borrowings as a result of these sales as follows:

                                              Number of
                                             Properties
                                           ---------------     ---------------
                  Schlotzsky's                   1              $       (763)
                  Other                          3                      (379)
                                           ---------------     ---------------
                                                 4                    (1,142)
                                           ===============

         Less tenant deferred rent receivable                             (5)
         Less tenant security deposit and escrow
           received                                                       11
                                                               ---------------
         Decrease in line of credit and notes payable           $     (1,136)
                                                               ===============

         Costs of the properties sold are allocated as follows:

                Land                                            $       (407)
                Buildings and leasehold improvements                    (768)
                Accumulated depreciation                                  33
                                                               ---------------
                                                                $     (1,142)
                                                               ===============

                        U.S. RESTAURANT PROPERTIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      For the year ended December 31, 1998
                                   (Unaudited)
                      (In thousands, except per share data)


                                           1998
                                         Acquisitions
                             HISTORICAL     and           1999       Spaghetti      AFC           ICH        Equilon
                              12/31/98     Sales  (a)    Sales (b)   Warehouse   Enterprises  Corporation    Dealers     Stehling
                             ----------  -------------  ----------  -----------  -----------  ------------   ---------   ----------
Total Revenues                $ 58,530    $  14,099      $  (945)    $ 3,349(c)   $   240(d)   $   148(e)     $ 1,290(f)  $  249(g)
Expenses
 Ground lease expense            3,158          264           (7)          2(c)        --           --            649(f)      --
 Depreciation and
   amortization                 15,753        4,256         (296)      1,021(m)        67(m)        51(m)         132(m)      29(m)
 General and administrative      4,793          120           --          --           --           --             --         --
 Interest expense               16,689        8,603           --          --           --           --             --         --
 Termination of management
  contract                      12,047           --           --          --           --           --             --         --
 Equity in net loss of
  affiliates                       317           --           --          --           --           --             --         --
 Non-cash charge for
  impairment of long
  lived assets                     127           --           --          --           --           --             --         --
                             ----------  -------------  ----------  -----------  -----------  ------------   ---------   ----------
Total expenses                  52,884       13,243         (303)      1,023           67           51            781         29
                             ----------  -------------  ----------  -----------  -----------  ------------   ---------   ----------
Income (loss) before gain
 on sale of property,
 minority interest and
 extraordinary item              5,646          856         (642)      2,326          173           97            509        220
Gain on sale of property           403           --           --          --           --           --             --         --
                             ----------  -------------  ----------  -----------  -----------  ------------   ---------   ----------
Income (loss) before
 minority interest and
 extraordinary item              6,049          856         (642)      2,326          173           97            509         220
Minority interest in
 operating partnership              58          (64)          --          --           --           --             --          --
                             ----------  -------------  ----------  -----------  -----------  ------------   ---------   ----------
Net income (loss) before
 extraordinary item              6,107          792         (642)      2,326          173           97            509         220
Loss on early extinguishment
 of debt                          (190)          --           --          --           --           --             --          --
                             ----------  -------------  ----------  -----------  -----------  ------------   ---------   ----------
Net income (loss)                5,917    $     792      $  (642)    $ 2,326      $   173      $    97        $   509     $   220
                                         =============  ==========  ===========  ===========  ============   =========   ==========
Preferred stock dividend        (7,102)
                             -----------
Net income (loss) allocable
 to Common Stockholders       $ (1,185)
                             ===========
Net income (loss) per share
       Basic                  $  (0.09)
       Diluted                $  (0.09)
Weighted average shares
 outstanding
       Basic                    13,325
       Dilut                    13,325



See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income

                             continued on next page

                        U.S. RESTAURANT PROPERTIES, INC.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (continued)
                      For the year ended December 31, 1998
                                   (Unaudited)
                      (In thousands, except per share data)

                                                           Newly
                              Rayburt       Rowley       Constructed      Other        Pro Forma       PRO FORMA
                               Trust       Petroleum     Properties     Properties     Adjustments      12/31/98
                             -----------   -----------   ------------   ------------   ------------    ------------
Total Revenues                $    90 (h)   $   183 (i)   $   721 (j)    $  4,959 (k)   $ (4,603) (l)   $   78,310
Expenses
 Ground lease expense              --            --           (76)(j)         873 (k)     (4,603) (l)          260
 Depreciation and
  amortization                     32 (m)        52 (m)       211 (m)         933 (m)         --            22,241
 General and administrative        --            --            --              --             --             4,913
 Interest expense                  --            --            --              --          5,116  (n)       30,408
 Termination of management
  contract                         --            --            --              --             --            12,047
 Equity in net loss of
  affiliates                       --            --            --              --             --               317
 Non-cash charge for
  impairment of long
  lived assets                     --            --            --              --             --               127
                             -----------   -----------   ------------   ------------   ------------    ------------
Total expenses                     32            52           135           1,806            513            70,313
                             -----------   -----------   ------------   ------------   ------------    ------------
Income (loss) before gain
 on sale of property,
 minority interest and
 extraordinary item                58           131           586           3,153         (5,116)            7,997
Gain on sale of property           --            --            --              --             --               403
                             -----------   -----------   ------------   ------------   ------------    ------------
Income (loss) before
 minority interest and
 extraordinary item                58           131           586           3,153         (5,116)            8,400
Minority interest in
 operating partnership             --            --            --              --           (111) (o)         (117)
                             -----------   -----------   ------------   ------------   ------------    ------------
Income (loss) before
 extraordinary item                58           131           586           3,153         (5,227)            8,283
Loss on early
 extinguishment of debt            --            --            --              --             --              (190)
                             -----------   -----------   ------------   ------------   ------------    ------------
Net income (loss)            $     58       $   131       $   586        $  3,153       $ (5,227)            8,093
                             ===========   ===========   ============   ============   ============
Preferred stock dividend                                                                                    (7,102)
                                                                                                       ------------
Net income (loss) allocable
 to Common Stockholders                                                                                 $      991
                                                                                                       ============
Net loss per share/unit
       Basic                                                                                            $     0.07
       Diluted                                                                                          $     0.07
Weighted average shares
 outstanding
       Basic                                                                                                14,357
       Diluted                                                                                              15,042



See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(a) Reflects pro forma adjustment to operations relating to the period between January 1, 1998 and the date of acquisition for base rent and all related expenses for the 1998 acquisitions comprised of 286 properties purchased on various dates from January 1, 1998 through December 31, 1998 and the sale of 12 properties on various dates from January 1, 1998 through December 31, 1998.

(b) Reflects pro forma adjustments to operations for historical 1998 financial results for 16 properties sold or disposed on various dates from January 1, 1999 through June 30, 1999.

(c) Reflects pro forma adjustments to operations relating to base rent related to executed leases for the Spaghetti Warehouse acquisition of 20 properties acquired on January 22, 1999.

(d) Reflects pro forma adjustments to revenues relating to base rent related to executed leases for the AFC Enterprises, Inc. acquisitions comprised of four properties acquired on various dates between January 26, 1999 and May 7, 1999.

(e) Reflects pro forma adjustments to revenues relating to base rent related to executed leases for the Sybra, Inc. (wholly-owned subsidiaries of I.C.H. Corporation) acquisition comprised of two properties acquired on January 28, 1999.

(f) Reflects pro forma adjustment to revenues relating to base rent related to executed leases for 10 properties that were acquired from Equilon Enterprises, LLC on various dates from March 10, 1999 through March
     16, 1999. See combined statement of revenues and certain expenses included herein.

(g) Reflects pro forma adjustment to revenues relating to base rent using historical financial information for the Stehling acquisition comprised of two properties acquired on April 21, 1999. See combined statement of revenues and certain expenses included herein.

(h)  Reflects pro forma adjustment to revenues  relating to base rent using
     historical   financial   information  for  the  Rayburt  Trust  acquisition
     comprised of one property acquired on April 6, 1999. See statement of revenues and certain expense included herein.

(i) Reflects pro forma adjustment to revenues relating to base rent relating to executed lease information for the Rowley Petroleum - Lakewood, LLC gas station property acquisition on May 6, 1999. See balance sheet included herein.

(j) Reflects pro forma adjustment to operations based on executed lease information for the newly constructed and undeveloped acquisitions and land acquired under purchase options on various dates from January 1, 1999 through June 30, 1999. These are not considered to be an acquisition of a business and consequently no financial information is presented herein on these properties. Leases on these properties may have been entered into subsequent to their development or redevelopment and the properties revenue therefrom is included in the pro forma statement of income. The pro forma adjustment to operations for revenues on newly constructed properties and undeveloped properties are computed at the beginning of the lease, which generally coincides with the date construction is complete.

(k) Reflects pro forma adjustment to operations relating to base rent related to a newly executed lease and historical financial information for 20 other properties acquired on various dates from January 1, 1999 through June 30, 1999.

(l) Reflects pro forma reduction to rent revenue associated with those tenants whose triple-net lease feature requires the tenant to be responsible for property operating costs including ground rent. Accordingly, ground rent has been recorded as a reduction to rent revenues with no impact on net income.

(m) Reflects pro forma increase in depreciation expense related to the purchase price of the respective properties or decrease in depreciation expense due to the sale of the respective properties. Depreciation is computed using the straight-line method over the estimated useful lives of building, leasehold improvements, machinery and equipment which range from 10 to 20 years.

(n) Reflects the pro forma adjustment to interest expense as a result of the purchase of the respective properties. Pro forma interest expense is based on the increase in debt outstanding and borrowings for payment of distributions on units issued on a pro forma basis using interest rates based on the Company's credit arrangements which are as follows:


                                                        Principal              Interest Rate
     Series A Senior Secured Guaranteed Notes        $  12,500,000                 8.06%
     Series B Senior Secured Guaranteed Notes           27,500,000                 8.30%
     Fixed Rate Debt                                   111,000,000                 7.27%
     Fixed Rate Debt                                    47,500,000                 8.22%
     Note payable                                        6,550,000                 8.75%
     Note payable                                       15,000,000                 7.25%
     Note payable                                       20,000,000                7.797%
     Line of credit                                    171,732,000                 6.77%
     Mortgage note payable                               1,056,000                 8.00%




(o) Reflects pro forma allocation of operating income to minority interest.

                        U.S. RESTAURANT PROPERTIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    For the three months ended March 31, 1999
                                   (Unaudited)
                      (In thousands, except per share data)


                               HISTORICAL      1999       Spaghetti         AFC          ICH         Equilon
                                 3/31/99      Sales (a)   Warehouse     Enterprises   Corporation    Dealers      Stehling
                               -----------  -----------  ------------  -------------  ------------  ----------   -----------
Total Revenues                  $  18,742    $   (73)     $    211(b)   $      51(c)   $     12(d)   $    249(e)  $    62(f)
Expenses
 Ground lease expense                 115         (2)           --             --            --           126(e)       --
 Depreciation and
  amortization                      5,474        (34)           60(l)          14(l)          4(l)         22(l)        7(l)
 General and administrative         1,312         --            --             --            --            --          --
 Interest expense                   6,739         --            --             --            --            --          --
 Termination of management
  contract                          2,550         --            --             --            --            --          --
 Equity in net loss of
  affiliates                           61         --            --             --            --            --          --
                               -----------   ----------  ------------  -------------  ------------  ------------  -----------
Total expenses                     16,251        (36)           60             14             4           148           7
                               -----------   ----------  ------------  -------------  ------------  ------------  -----------
Income before gain on sale
 of property, minority
 interest in operating
 partnership                        2,491        (37)          151             37             8           101          55
Gain on sale of property               72         --            --             --            --            --          --
                               -----------   ----------  ------------  -------------  ------------  ------------  -----------
Income before minority
 interest in operating
 partnership                        2,563        (37)          151             37             8           101          55
Minority interest in operating
 partnership net income               (53)        --            --             --            --            --          --
                               -----------   ----------  ------------  -------------  ------------  ------------  -----------
Net income                          2,510     $  (37)     $    151      $      37      $      8      $    101      $   55
                                             ==========  ============  =============  ============  ============  ===========
Preferred stock dividend           (1,776)
                               -----------
Net income allocable to
   Common Stockholders          $     734
                               ===========
Net income per share
       Basic                    $    0.05
       Diluted                  $    0.05
Avg. no. of shares o/s
       Basic                       14,352
       Diluted                     15,300



   See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income

                             continued on next page

                        U.S. RESTAURANT PROPERTIES, INC.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (continued)
                    For the three months ended March 31, 1999
                                   (Unaudited)
                      (In thousands, except per share data)

                                                                 Newly
                                   Rayburt       Rowley        Constructed      Other         Pro Forma        PRO FORMA
                                    Trust       Petroleum      Properties     Properties      Adjustment        3/31/99
                                  -----------  ------------   -------------   ------------   --------------   -----------
Total Revenues                     $    23(g)  $      46(h)    $     126 (i)   $    946(j)    $    (294)(k)    $  20,101

Expenses
 Ground lease expense                   --            --              (8)(i)        169(j)         (294)(k)          106
 Depreciation and amortization           8(l)         13(l)           33 (l)        155(l)           --            5,756
 General and administrative             --            --              --             --              --            1,312
 Interest expense                       --            --              --             --             764 (m)        7,503
 Termination of management
  contract                              --            --              --             --              --            2,550
 Equity in net loss of
  affiliates                            --            --              --             --              --               61
                                  -----------  ------------   -------------   ------------   --------------   -----------
Total expenses                           8            13              25            324             470           17,288
                                  -----------  ------------   -------------   ------------   --------------   -----------
Income before gain on sale of
 property, minority in
 operating partnership                  15            33             101            622            (764)           2,813
Gain on sale of property                --            --              --             --              --               72
                                  -----------  ------------   -------------   ------------   --------------   -----------
Income before minority interest
 in operating partnership               15            33             101            622            (764)           2,885
Minority interest in operating
 partnership                            --            --              --             --             (24)(n)          (77)
                                  -----------  ------------   -------------   ------------   --------------   -----------
Net income                         $    15      $     33       $     101       $    622       $    (788)       $   2,808
                                  ===========  ============   =============   ============   ==============
Preferred stock dividend                                                                                          (1,776)
                                                                                                              -----------
Net income allocable to
 Common Stockholders                                                                                           $   1,032
                                                                                                              ===========
Net income per share
       Basic                                                                                                   $   0.07
       Diluted                                                                                                 $   0.07
Avg. no. of shares o/s
       Basic                                                                                                     14,352
       Diluted                                                                                                   15,300


   See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(a) Reflects pro forma adjustment to operations for historical March 31, 1999 financial results for 16 properties sold or disposed on various dates from January 1, 1999 through June 30, 1999.

(b) Reflects pro forma adjustments to operations relating to base rent related to executed leases for the Spaghetti Warehouse acquisition of 20 properties acquired on January 22, 1999.

(c) Reflects pro forma adjustments to revenues relating to base rent related to executed leases for the AFC Enterprises, Inc. acquisitions comprised of four properties acquired on various dates between January 26, 1999 and May 7, 1999.

(d) Reflects pro forma adjustments to revenues relating to base rent related to executed leases for the Sybra, Inc. (wholly-owned subsidiaries of I.C.H. Corporation) acquisition comprised of two properties acquired on January 28, 1999.

(e) Reflects pro forma adjustment to revenues relating to base rent related to executed leases for 10 properties that were acquired from Equilon Enterprises, LLC on various dates from March 10, 1999 through March
     16, 1999. See combined statement of revenues and certain expenses included herein.

(f) Reflects pro forma adjustment to revenues relating to base rent using historical financial information for the Stehling acquisition comprised of two properties acquired on April 21, 1999. See combined statement of revenues and certain expenses included herein.

(g) Reflects pro forma adjustment to revenues relating to base rent using historical lease information for the Rayburt Trust acquisition comprised of one property acquired on April 6, 1999. See statement of revenues and certain expense included herein.

(h) Reflects pro forma adjustment to revenues relating to base rent relating to executed lease information for the Rowley Petroleum - Lakewood, LLC gas station property acquisition on May 6, 1999. See balance sheet included herein.

(i) Reflects pro forma adjustment to operations based on executed lease information for the newly constructed and undeveloped acquisitions and land acquired under purchase options on various dates from January 1, 1999 through June 30, 1999. These are not considered to be an acquisition of a business and consequently no financial information is presented herein on these properties. Leases on these properties may have been entered into subsequent to their development or redevelopment and the properties revenue therefrom is included in the pro forma statement of income. The pro forma adjustment to operations for revenues on newly constructed properties and undeveloped properties are computed at the beginning of the lease, which generally coincides with the date construction is complete.

(j) Reflects pro forma adjustment to operations relating to base rent related to newly executed lease and historical financial information for 20 other properties acquired on various dates from January 1, 1999 through June 30, 1999.

(k) Reflects pro forma reduction to rent revenue associated with those tenants whose triple-net lease feature requires the tenant to be responsible for property operating costs including ground rent. Accordingly, ground rent has been recorded as a reduction to rent revenues with no impact on net income.

(l) Reflects pro forma increase in depreciation expense related to the purchase price of the respective properties or decrease in depreciation expense due to the sale of the respective properties. Depreciation is computed using the straight-line method over the estimated useful lives of building, leasehold improvements, machinery and equipment which range from 10 to 20 years.

(m) Reflects the pro forma adjustment to interest expense as a result of the purchase of the respective properties. Pro forma interest expense is based on the increase in debt outstanding and borrowings for payment of distributions on units issued on a pro forma basis using interest rates based on the Company's credit arrangements which are as follows:


                                                      Principal               Interest Rate
     Series A Senior Secured Guaranteed Notes       $  12,500,000                 8.06%
     Series B Senior Secured Guaranteed Notes          27,500,000                 8.30%
     Fixed Rate Debt                                  111,000,000                 7.27%
     Fixed Rate Debt                                   47,500,000                 8.22%
     Note payable                                       6,550,000                 8.75%
     Note payable                                      15,000,000                 7.25%
     Note payable                                      20,000,000                7.797%
     Line of credit                                   171,732,000                 6.54%
     Mortgage note payable                              1,056,000                 8.00%


(n) Reflects pro forma allocation of operating income to minority interest.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:    July 6, 1999              U.S. RESTAURANT PROPERTIES, INC



                                   By:        /s/ Robert J. Stetson
                                      -----------------------------------
                                       Robert J. Stetson
                                       President, Chief Executive Officer




                                   By:        /s/ Michael D. Warren
                                      -----------------------------------
                                       Michael D. Warren
                                       Director of Finance